                                                                   EXHIBIT 10.26

                                                        TOIMITILAN VUOKRASOPIMUS

VALTION KIINTEISTOLAITOS/UUSIMA
                                                           SOPIMUSNUMERO: 910539

---------------------------------------------------------------------------------------------------------------------
Vuokranantaja             Nime:            VALTION KIINTEISTOLAITOS/UUSIMA
                          Osolte:          HAAPANIEMENSKATU 4, PL 236
                                           OO531 HELSINKI
                          Yhteyshanidio:   AIMO SAARENEN                                   Puh: 09-329 911
                          Tili:            Vulokra maksetaan vuokralaskussa mainitulle tilille
                                           vitenumeroa katttaen

---------------------------------------------------------------------------------------------------------------------
Vuokralainon              Nimi:            SPRAY - INTERACTIVEMEDIA

                          Osoite:         KALEVAANKATU 47
                                          00180 helsinki                                   Puh:  040-5006776
                          Yhteyshanidio:  ANTTI KOSKINEN

---------------------------------------------------------------------------------------------------------------------
Vuokrauskohde             Nimi:            TOIMISTOTILAT
                          Osoite:          KALEVANKATU 48
                          Kunta:           091 HELSINKI
                          Ala:             264.0   htm2                                    Kayttotarkoitus:  Toimisto

                                           Eritely vuokrauskohteen tilatyypeista:
                                           Tilatyypol            htm2             mk/m2             mk/kk
                                           ----------            ----             -----             -----
                                           Toimistoiolat         264,0            60,00             15840,00
                                           Yhteensa              264,0            60,00             15840,00

---------------------------------------------------------------------------------------------------------------------
Vuokraalka                Alkaminen:       01.06.1997                                      Voimassaolo:  Toistaisaksi
                          Irtisanomisaika: 8 kk.                 Ensimmainen irtisanomispalva:
                                                                 ja taman jakeen kunkin kuukauden viimeninen paiva

---------------------------------------------------------------------------------------------------------------------
Vuckra                    Vuokra:          15 840,00 mk/kk                                 60,00 mk/m2/kk
                          Sahko:           528,00 mk/kk

                          Vuokra maksetaanatukateen kunkin kuukauden 3.paivena.
                          Vii vastyskorko on voimassa olevan korkaiain ukainen.

---------------------------------------------------------------------------------------------------------------------
Vuokranlarkistus          On Indeksietito                                Elinkustannusindeksi 9151: 10=100
                          Perusindeksi:    197:06                        Tarkistusind:  11
                          Preusvuokra:  15 840,00 mk/kk

                          Indekain muutos otataan huomioon taysimaaraisasti.
                          Tarkistus suoritetaan vuostttain. Taridstettus vuokraa maksataan tammikuun alusta alkeen vuokranantajan kirjallisen llmoitukeen parusteella.

---------------------------------------------------------------------------------------------------------------------
Vuokrauskohteen           Vuokranantaja vastaa sitta etia vuokrauskohdo luovutetaan siina kunnossa missa se oli
kunto vuokraauthteen      vuokrauskohdetta esitaltaessa.
alkoassa

---------------------------------------------------------------------------------------------------------------------
Vuokrauskohteen           Vuokraiainen ei aas suorittaa vuokrauskohteessa muutos ja korjaustoita ilman
kunto vuokraauthteen      vuokranantajan lupas.
asaessa
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Vuokrauskohteen           Vuokralainen ei saa ilman vuokranantajan lupaa luovuttaa
luovuius                  vuokrauskohdetta toiselle.

---------------------------------------------------------------------------------------------------------------------
Muutsopimus-shdot                          Sahkokorvaus maksetaan vuokran yhteydeasa ja sita voidaan
                                           tarkistaa tariffien tai todellisen kulutuksen muuttusssa.

                                           Vuokraiainen voi Kustannukaellaan suorittaa tarvittavat muutostyot.
                                           Muutostyoauunnitaimat on hyvaksytottava vuokranantajatta.
                                           Vuokrasuhteen paattyessa muutostyon kohteena olevat tilat on pa-
                                           lautettava ennalieen mikali Yokranantaja vaatii.

                                           Vuokralainen voi ottaa Kayttoonsa ennen sopimuskauden alkamista muutaman huoneen rakennuksen 1.kerroksen tyhjista tiloista.
                                           Ehdoista sovitaan erikseen.
---------------------------------------------------------------------------------------------------------------------
                          Muutoin noudatetaan lakia liikehuoneiston
                          vuokrauksesta. Tata sopimusta on tehty kaksi
                          yhtapitavaa kappaletta, yksi kummaiiekin
                          sopijapuolelle.

---------------------------------------------------------------------------------------------------------------------
Alleidr-joitus            Vuokranantaja:                                 Vuokraiainen:

                          Heisinki 25.4.1997                             Heisinki
                          VALTION KIINTEISTOLAITOS/UUSIMAA               SPRAY - INTERACTIVEMEDIA

                          Antti Vayrynen
                          Ylltarkastaja
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

STATE REAL PROPERTY AUTHORITY
                                              RENTAL AGREEMENT FOR OFFICE SPACE
                                                       AGREEMENT NO. 910539

--------------------------------------------------------------------------------------------------------------------------
Lessor         Name:                            STATE REAL PROPERTY AUTHORITY/UUSIMAA

               Address:                         HAAPANIEMENKATU 4, P.O. BOX 236
                                                00531 HELSINKI
               Contact person:                  AIMO SAARINEN              tel. 09-329911
                                                Account:  Rent shall be paid to the account mentioned in the rental invoice, using the reference number.
--------------------------------------------------------------------------------------------------------------------------
Lessee         Name:                            SPRAY - INTERACTIVEMEDIA [sic]
               Address:                         KALEVANKATU 48
                                                00180 HELSINKI                               tel. 040-5008776
               Contact person                   ANTTI KOSKINEN
--------------------------------------------------------------------------------------------------------------------------
Rental site    Name:                            OFFICE SPACE
               Address:                         KALEVANKATU 48
               Municipality:                    091 HELSINKI
               Area:                            264.0 m2                   Purpose of use:  Office

                                                Specification of rental site:
                                                Space type      rooms/m2     FIM/m2      FIM/month
                                                -----------     ---------    --------    ---------
                                                Office Space    264.0        60.00       15,840.00
                                                Total           264.0                    15,840.00
--------------------------------------------------------------------------------------------------------------------------
Rental period  Initiated:  01 June 1997         Period of validity: until further notice

               Notice of rental termination     8 months        First date of notice:
                                                                and after this the last day of each month
--------------------------------------------------------------------------------------------------------------------------
Rent           Rent FIM 15,840.00/month         FIM 80/m2/kk
               Electricity FIM 528/month

               Rent is paid in advance each month on the 3rd day.
               Default charges in accordance with the legislation-related interest rates.
--------------------------------------------------------------------------------------------------------------------------
Rent review    Escalator clause in effect       Cost of living index 1951:10=100
               Basic index: 1997:06             Verification index:  11
               Basic rent: FIM
               15,840.00/month

               Change in index is taken into full account.
               Review is carried out each year.
               The reviewed rent is paid as of the beginning of January on the basis of written notice by the lessor.

Condition of   The lessor is responsible for ensuring that the rental site is turned over in the same
 rental site   condition as when originally shown.
 at outset
 of rental
 agreement
--------------------------------------------------------------------------------------------------------------------------
Condition of   The lessee is not allowed to make alterations or renovations on the rental site without the
 rental site   permission of the lessor.
 as rental
 agreement
 continues
--------------------------------------------------------------------------------------------------------------------------

Transfer of         The lessee is not allowed to relinquish the rental site to another party without permission of
 rental site        the lessor.
--------------------------------------------------------------------------------------------------------------------------
Other
agreement
conditions          Electricity-related charges are remitted in conjunction with the rent, and they may be reviewed in the event that tariffs or real consumption change.

                    The lessee may, at his own expense, carry out required alterations.  Such alterations must be approved by the lessor.  Upon termination of rental agreement, the space subjected to alterations must, in the event that the lessor demands it, be returned to its original condition.

                    The lessee may take into his use, prior to the rental period, a few rooms representing empty space on the first floor of the building.  Conditions to be agreed separately.

--------------------------------------------------------------------------------------------------------------------------
                    In other respects, the business premises are in accordance with the law in respect to rental.
                    This agreement is rendered in two identical copies, one to each contracting party.
--------------------------------------------------------------------------------------------------------------------------
Signature           Lessor:                                          Lessee:

                    Helsinki 25 April 1997                           Helsinki
                    STATE REAL PROPERTY AUTHORITY                    SPRAY-INTERACTIVEMEDIA [sic]


                    Antti Vayrynen
                    Senior Inspector
--------------------------------------------------------------------------------------------------------------------------